1 BANK OF AMERICA MERRILL LYNCH GLOBAL REAL ESTATE CONFERENCE SEPTEMBER 2013

2 STRATEGIC AREAS OF FOCUS • Higher income, therefore older, customer • Peer-leading operating cost control • Lower turnover • Above-average property operating results over cycle • Diversified across markets and price points to reduce volatility • Disciplined capital recycling to upgrade portfolio • Peer-leading growth in average revenue per apartment home • Core business activity • Robust pipeline of opportunities within existing portfolio • Risk-adjusted returns greater than ground-up development or acquisitions without value-add • Occasional development when warranted by risk-adjusted returns • Leverage within peer averages and on track to lower targets • Property leverage is long-duration, fixed-rate, and non-recourse • Growing unencumbered pool adds flexibility, but remain non-recourse borrower • Safe hedge against inflation and cap rate expansion • Focus on ownership and operation of apartment communities • Add value through operational excellence and redevelopment • High level of transparency, high quality of earnings, limited non-recurring income • We live our values, foster a culture of success and work collaboratively every day to achieve our goals PROPERTY OPERATIONS PORTFOLIO MANAGEMENT REDEVELOPMENT BALANCE SHEET BUSINESS & CULTURE

PROPERTY OPERATIONS

Competitive revenue growth

- **At the midpoint of guidance, Aimco's revenue growth is expected to be slightly higher than 2012, while peers expect revenue growth to slow.**
  - Aimco's first half 2013 revenue growth is 50 basis points ahead of 2012, compared to the peer average of 90 basis points behind 2012.
  - **August 2013 leasing update:** average daily occupancy was 95.3%; new lease rate increases averaged 2.9%; renewal lease rate increases averaged 5.0%; for weighted average lease rate increases of 3.9%.
- **Third-party data providers project longer-term revenue growth in Aimco's markets to be comparable to peers.**
  - Historical performance compared to market performance would indicate Aimco's revenue growth could be slightly above peer averages.
  - As Aimco recycles capital out of lower-growth markets into redevelopments and acquisitions, projected revenue growth could increase.


2013 Same Store Revenue Growth(1)
5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
4.90%
4.92%
4.60%
4.58%
4.75%
4.75%
1H 2013
2H 2013E
2013E
Aimco
Peer Avg(2)


Projected New Lease Rental Rate Growth(3)
3.40%
3.30%
3.20%
3.10%
3.00%
2.90%
2.80%
2.70%
2.60%
3.27%
3.24%
2.85%
2.90%
2014E
2015E
Aimco
Peer Avg(2)

(1) Sources: SNL Financial, company reports. 2013E represents the midpoint of Aimco and peer guidance as of 2Q 2013. 2H 2013E represents expected results as calculated by Aimco based on the midpoint of full year guidance and actual 1H 2013 results.
(2) Peer group consists of AvalonBay, BRE, Camden, Colonial Properties, Equity Residential, Essex, Home Properties, MAA, Post Properties and UDR.
(3) 2014E and 2015E represent projected revenue growth for Aimco and the average of our peers as calculated by Aimco based on 1Q 2013 portfolio compositions and the average of REIS and AxioMetrics projections as of 1Q 2013.

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4 Lower-turnover business model  Greater NOI contribution: Renewal lease rate increases are generally higher than new lease rate increases; lower costs associated with vacancy, turnover and marketing.  More predictable operating results: Renewal lease rate increases are less volatile; operating costs more predictable.  Customer retention is key: • Aimco’s turnover averages 46% - 48% compared to the peer average of approximately 57%.(1)(2) • With lower-than-peer average turnover, Aimco avoids $10 - $12M of vacancy loss, expensed and capitalized turn costs, and marketing expenses annually.  Focus on efficient operations: Aimco’s compound annual growth rate of property operating expenses, excluding real estate taxes, util ities and insurance, from 2008 through 2012, is -1.25%. Aimco expects these expenses to be f lat in 2013. PROPERTY OPERATIONS (1) B a s e d o n i n f o r m a t i o n c o l l e c t e d b y R a y m o n d J a m e s & A s s o c i a t e s f o r t h e s i x y e a r s 2 0 0 7 t o 2 0 1 2 . (2) P e e r g r o u p c o n s i s t s o f A v a l o n B a y , B R E , C a m d e n , E q u i t y R e s i d e n t i a l , E s s e x , H o m e P r o p e r t i e s , P o s t P r o p e r t i e s a n d U D R . C o l o n i a l P r o p e r t i e s a n d M A A a r e e x c l u d e d f r o m p e e r a v e r a g e s a s n o t a l l m e t r i c s a r e a v a i l a b l e f o r t h e s e c o m p a n i e s . 2.5% 10.8% 12.9% 90 95 100 105 110 115 120 2007 2008 2009 2010 2011 2012 2013E Same Store Expense Growth 2008 - 2013E Aimco Peer Avg CPI (2) Cumulative Growth 90 95 100 105 110 115 120 2007 2008 2009 2010 2011 2012 2013E Same Store NOI Growth 2008 - 2013E Aimco Peer Avg (2)

5 Designing portfolio around target customers while maintaining adequate diversification PORTFOLIO MANAGEMENT Over time, Aimco intends to exit Houston, Jacksonville and Orlando, primarily due to lower market average rents driven by limited constraints on supply growth. Also over time, Aimco intends to reallocate within target markets to submarkets with higher rents and better expected rent growth, particularly in Boston. Portfolio is increasingly concentrated in areas where our target customers want to live – coastal and job growth markets. Lower rate of home ownership Not yet motivated by marriage, children High propensity to rent Predictably increasing number of people Stronger job and earnings growth Lower unemployment AGE 25 - 45 COLLEGE- EDUCATED SINGLE Boston Philadelphia New York Denver Phoenix Houston South Florida Seattle San Diego Jacksonville Orlando Bay Area Coastal 60% Job growth markets 35% Other 5% Washington Chicago Atlanta Greater Los Angeles

PORTFOLIO MANAGEMENT

Methodical approach to investment selection

- Portfolio strategy executed through paired-property, leverage-neutral, tax-efficient transactions when: the projected Free Cash Flow IRR of an investment is greater than the FCF IRR of the property sold; and portfolio quality is enhanced.
- Today, redevelopment of properties within our existing portfolio provide the highest risk-adjusted returns; we have numerous opportunities limited only by Aimco capacity and risk acceptance.
- Selective investments are made in markets where our current allocations are below our target (for example, Manhattan) and/or where we seek to upgrade our locations within a market (for example, Boston).

Sell Lowest Rated Properties	
2012 & YTD 6/30/2013 Dispositions	
Conventional properties	24
Affordable properties	50
Gross proceeds (Aimco share)	$607M
Net proceeds (Aimco share)	$272M
Avg revenue per apartment home	$861
Avg FCF IRR	6% - 7%

Reinvest in Higher-Rent Properties			
2012 & YTD 6/30/2013 Property Upgrades		**2012 & YTD 6/30/2013 Acquisitions**	
Investment	$62M	Partnership transactions	12
Avg FCF IRR	> 15%	Gross real estate value	$169M
		Avg FCF IRR	> 10%
2012 & YTD 6/30/2013 Redevelopment Investment			
Starts	10	Properties acquired	5
Completions	2	Gross real estate value	$166M
Total multi-year investment	~$400M	Avg revenue per apartment home	$1,495
Avg rent per apartment home*	> $2,200	Avg FCF IRR	> 8%
Avg FCF IRR	> 10%		

* Represents average rent per apartment home, excluding projected market rent growth, for the ten 2012 starts. The eight redevelopments that continue in 2013 have average rents per apartment home > $2,700, also excluding projected market rent growth.

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7 Capital recycling contributes to high rate of Free Cash Flow/AFFO growth PORTFOLIO MANAGEMENT  Sell Affordable properties and lowest rated Conventional properties: Lower average revenues per apartment home; lower NOI margins; located in submarkets with lower projected revenue growth.  Invest in redevelopment, property upgrades and acquisitions: Higher average revenues per apartment home; higher NOI margins; higher projected revenue growth.  Capital Replacement and property management expense: Relatively consistent across price points on a per-apartment home basis; lower rent properties have significantly lower FCF margins.  Owning fewer apartment homes with higher rents and higher projected revenue growth increase Free Cash Flow and AFFO at a faster rate than NOI and FFO. Example Sell Reinvest NOI cap rate 6.6% 5.1% Average revenue per apartment home $850 $1,600 Apartment homes 250 100 NOI margin 49% 70% Capital Replacements per apartment home $1,200 $1,200 Property management & other expenses per apartment home $400 $400 Free Cash Flow margin 33% 62% FCF cap rate 4.5% 4.5%

8 Pipeline of opportunities within existing portfolio Redevelopment Phi losophy  Land in quality locations appreciates over time.  Older assets in quality locations provide opportunity for redevelopment.  Redevelopment is a short-cycle business making it lower-risk than ground-up development.  Where returns are superior on a risk-ad justed basis, may consider ground-up development in l imited circumstances.  Aimco’s portfolio composition and expertise in redevelopment provide a pipeline of opportunities. REDEVELOPMENT Lincoln Place Apartments, Venice, CA ($328M) Pacific Bay Vistas, San Bruno, CA ($121M) The Preserve at Marin, Corte Madera, CA ($85M) San Francisco Tiburon Corte Madera San Francisco New Metro Stop (2015) Santa Monica Marina Del Rey New Campus (2014)

9 Rental rates on units leased to date 6% above rents projected at start of construction Project Summary: − Construction of five new buildings containing 28 townhome-style apartment homes, ad jacent to existing 372 apartment community owned and operated by Aimco. − Interiors include high-end finishes such as granite countertops, stainless steel appliances, and vinyl wood f looring. ELM CREEK TOWNHOMES ELMHURST, ILLINOIS Three Bedroom Townhome * Represents underwr i t ten un-t rended rent compared to ef fect ive rent ach ieved on each lease . On average, market rents increased 3% s ince pro ject incept ion . Total apartment homes to be constructed 28 Number completed 22 Number leased 11 Number pre-leased 4 Average rents vs underwriting* 106%

10 Rental rates on units leased to date 17% above rents projected at start of construction LINCOLN PLACE APARTMENTS VENICE, CALIFORNIA Project Summary: − Total of 795 apartment homes (696 existing and 99 to be built). − Comprehensive exterior and interior redevelopment in three phases: − Phase I – 65 apartment homes in four buildings leased without unit interior redevelopment: 51 at rates negotiated with returning tenants; 14 at market rates. − Phase II – renovation of remaining 631 existing apartment homes over 24 month period. − Phase III – ground up construction of 99 apartment homes, plus leasing center and amenities (12 month construction period). Site Work Phase I Building Renovated Phase II Apartments Total apartment homes to be redeveloped (Phase II) 631 Number completed 64 Number leased 31 Number pre-leased 1 Average rents vs underwriting* 117% * Represents underwr i t ten un-t rended rent compared to ef fect ive rent ach ieved on each lease . On average, market rents have increased 2% s ince pro ject incept ion .

PACIFIC BAY VISTAS
SAN BRUNO, CALIFORNIA

Rental rates on units leased to date 6% above rents projected at start of construction

Project Summary:

- Complete interior and exterior redevelopment of all 14 existing three-story buildings.
- Apartment homes feature high-end interior finishes including granite countertops, vinyl wood flooring, washer/dryers, and clean steel appliances.
- Construction of a new 4,300 square foot leasing center and clubhouse is complete and includes a conference room, business center, bar area, resident lounge, and a movie theater for residents.
- Construction of a new 4,600 square foot fitness center is also complete and includes an indoor salt water lap pool, an expansive fitness room with state-of-the-art equipment, and an indoor lounge area.

Total apartment homes	308
Number completed	66
Number leased	33
Number pre-leased	4
Average rents vs underwriting*	106%

New Leasing Center & Clubhouse






Renovated Apartments




* Represents underwritten un-trended rents compared to effective rent achieved on each lease. On average, market rents have increased 12% since project inception.

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THE PALAZZO AT PARK LA BREA
LOS ANGELES, CALIFORNIA

High demand for luxury apartments in West Los Angeles

Project Summary:

- Upgrading 115 penthouse units, areas common to the penthouse units, spa and fitness center.
- New rooftop deck for exclusive use by penthouse residents completed in 3Q 2012.
- Upgraded spa and fitness center accessible to all residents completed in 3Q 2012.
- Upgraded amenities are garnering premiums on penthouse and non-penthouse renewals 7% higher than underwriting.

Total apartment homes to be redeveloped	115
Number completed	37
Number leased	34
Number pre-leased	3
Average rents vs underwriting*	130%

* Represents underwritten un-trended rent compared to effective rent achieved on each lease. On average, market rents have increased 9% since project inception.

Penthouse Kitchen & Bath



Exclusive Rooftop Deck



Upgraded Spa & Fitness Center



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13 Construction progressing, expect initial occupancy in 4Q 2013 THE PRESERVE AT MARIN CORTE MADERA, CALIFORNIA Project Summary: − Comprehensive interior and exterior redevelopment of all seven three-story buildings − Redesign of all apartment homes to feature large bay windows, modern kitchens, and upscale finishes − New resident clubhouse will include fitness center, business center, pool, wine bar, and outdoor fire pits − New path/trail system providing access to the ad jacent open space preserve Renovated Building Select Renderings View of San Francisco Bay Total apartment homes 126 Total project cost $85.0M Investment to 2Q 2013 $67.1M Underwritten rents, excluding market rent growth $3,880 Market rent growth since project inception 10%

14 Seattle 2900 on First (2) San Francisco Preserve at Marin ($40M) Pacific Bay Vistas ($80M) Los Angeles The Palazzo West ($16M) Lincoln Place ($140M) Philadelphia Park Towne Place (2) The Sterling (2) Chicago Elm Creek ($11M) 2012 Starts create ~$2 of NAV per share (1) REDEVELOPMENT (1) Based on CBRE February 2013 Cap Rate Survey . (2) 2900 on F i r s t , Park Towne P lace and The Ster l ing represent mul t i -phase cap i ta l pro jects w i th redeve lopment expected to fo l low. (3) Amounts in graph ic represent tota l es t imated redeve lopment investment , exc lud ing bas i s in property pr ior to redeve lopment . Multi-Year Projects Started in 2012 2012 Investment $97M 2013 Investment $130 - $160M 2014 – 2015 Investment $140 - $170M 2013 – 2015 Investment funded by existing loan commitments (excludes multi-phase capital projects) (2) > 80% Average stabilized NOI yield: Current rents ~7% Trended rents ~8% Average unlevered FCF IRR > 10%

15 Safest balance sheet in the sector BALANCE SHEET (1) Peer group cons i s t s of Ava lonBay , BRE, Camden, Colon ia l Proper t ies , Equ i ty Res ident ia l , Essex , Home Proper t ies , MAA, Post Propert ies and UDR. Data as of 6/30/2013 . Source : SNL F inanc ia l , company reports . (2) Weighted average term to matur i ty assumes prefer red s tocks mature in 40 years . Ladder maturities of long-term, non-recourse, amortizing property loans with little or no near-term maturities and use perpetual preferred stock. Avoid recourse debt, use preferred stocks as our senior corporate security. Limit Entity Risk Use fixed-rate property loans and refinance nearer-term maturities to lock in current low rates. Limit Re-Pricing Risk Limit Refunding Risk - 2 4 6 8 10 Debt Debt + Preferred Aimco Peer Wt Avg (2) 20% 40% 60% 80% 100% Aimco Peer Wt Avg % Fixed Rate % Fixed Rate Maturing in Next Year % Floating Rate (1) 20% 40% 60% 80% 100% Aimco Peer Wt Avg % Non-Recourse % Recourse (1) (1) Weighted Average Term to Maturity (Years)

16 Balance sheet strategy adds value, even in a rising interest rate environment BALANCE SHEET Serves as a partial hedge against inflation and cap rate expansion. Aimco’s property debt has a weighted average interest rate of 5.41%, which is approximately 0.50% higher than current rates. Refinancing maturities at current rates adds $0.01 to AFFO per share annually. Since the beginning of the year, the market rate for Aimco’s debt increased 1.09%, decreasing the fair market value of Aimco’s debt by $285M. Long-Dated, Fixed-Rate Leverage Property debt is assumable. • In a rising interest rate environment, pricing of in- place debt may be favorable to market rates. • In times of distress in the capital markets, in-place debt provides funding source that may not otherwise be readily available. During the last 18 months, approximately 45% of buyers of Aimco’s properties assumed the associated property debt. Single-Asset Property Debt Average LTV at maturity of 36%. Amortization funded from retained earnings adds $0.03 to AFFO per share annually. Amortizing Property Debt

BALANCE SHEET

Leverage in-line with peers and on track to lower targets

Net Debt + Preferred + Remaining Development Spend/2Q 2013 Annualized EBITDA*


8.6x
8.1x
7.9x
7.8x
7.6x
7.4x
7.3x
7.3x
7.0x
6.5x
6.1x
6.0x
UDR
AIV
ESS
CLP
BRE
AVB
EQR
HME
AIV 1Q 2014
PPS
CPT
MAA
Net Debt + Preferred/2Q 2013 Annualized EBITDA
Remaining Development Spend

Aimco's refunding risk at maturity is lower still

- Aimco's leverage of 8.1x reflects outstanding balances at 2Q 2013, but overstates the refunding risk of our leverage at that date, as certain of our leverage is perpetual and our property debt balances at maturity are almost $1 billion lower than current balances as scheduled amortization is paid from retained earnings.

	2Q 2013	Adjust for Maturity	2Q 2013 Adjusted
Net Debt	$ 4,436	$ (967)	$ 3,469
Preferred	148	(148)	-
Net Debt + Preferred	**$ 4,584**	**$ (1,115)**	**$ 3,469**
Annualized Quarterly EBITDA	$ 565		$ 565
Net Debt + Preferred / Annualized EBITDA	**8.1x**		**6.1x**

* Sources: SNL Financial, company filings. Reflects 6/30/2013 debt balance and preferred balance, less cash, cash equivalents and restricted cash, divided by 2Q 2013 annualized recurring EBITDA. For Aimco, net debt represents Aimco's share of property debt and any balance on the revolving credit facility, reduced by Aimco's share of cash and investments in a securitization trust that holds only Aimco property loans. Remaining development spend includes debt associated with funding existing consolidated development-in-progress and assumes development pipeline funded entirely with debt.

17

18 Strategy allows for flexibility and low costs  Using multiple sources of non-recourse property debt, including insurance companies, savings banks, pension funds, other balance sheet lenders, as well as GSEs.  $500M revolving credit facility, $187M drawn at 6/30/2013, $268M of available capacity.  Adding flexibility by building a pool of unencumbered properties. At 6/30/2013, Aimco held four properties in an unencumbered pool with a total estimated fair value of approximately $190M.  96% of leverage is non-recourse, long-term, fixed-rate, amortizing property loans, with an average LTV of 47%. Balance of leverage is preferred stock.  Aimco is continuing discussions with the rating agencies with the goal of obtaining an investment-grade rating. We remain committed to avoiding recourse debt other than our revolving credit facility. The benefits of a rating upgrade may include a lowering of the cost of our credit facility and any future preferred equity. BALANCE SHEET

19 Increasing earnings, higher dividend EARNINGS & DIVIDEND Above Average FFO Growth Lower Capital Replacements as a % of NOI Outsized AFFO Growth Above Average Dividend Growth  Steady revenue growth  Peer-leading cost control  Offsite cost savings  Earn-in of redevelopment investments  Interest expense savings from property debt amortization funded by retained earnings  Capital recycling geared toward fewer units with higher rents

20 Integrity Respect CollaborationCustomer Focus Performance Five core values are the foundation of Aimco AIMCO CORE VALUES Our Vision To be the best owner and operator of apartment communities, inspired by a talented team committed to exceptional customer service, strong financial performance, and outstanding corporate citizenship. Aimco Cares, our philanthropic arm, was created to assist team members, contribute to charitable organizations, and have a positive impact on the communities where we do business. THEDENVER POST 2013 Top Workplace in Colorado

21 This presentation contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements regarding projected results and specifically: forecasts of 2013 financial and operating results; Aimco's development and redevelopment project investments, timelines and stabilized rents; projected returns on property upgrades, acquisitions, development and redevelopment projects; and projected 2014 leverage ratios. These forward- looking statements reflect management’s judgment as of this date, and Aimco assumes no obligation to revise or update them to reflect future events or circumstances. These forward-looking statements include certain risks and uncertainties. Readers should carefully review Aimco’s financial statements and notes thereto, as well as the risk factors described in Aimco’s Annual Report on Form 10-K for the year ended December 31, 2012, and the other documents Aimco files from time to time with the Securities and Exchange Commission. This presentation does not constitute an offer of securities for sale. Future quarterly dividend payments are subject to determinations by Aimco's board of directors based on the circumstances at the time of authorization, and the actual dividends paid may vary from the currently expected amounts. FORWARD LOOKING STATEMENTS & OTHER INFORMATION